UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 14, 2008

Labwire, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-00000	37-1501818
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Labwire, Inc. 14133 Memorial Drive, Suite 1 Houston, Texas 77079
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (281) 597-1611

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

Labwire, Inc. (the “Company”) is furnishing this information under Item 2.02 of Form 8-K.

The information in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.     Financial Statements and Exhibits

(c)	Exhibits
	99.1	Press release dated August 14, 2008.
	99.2	Supplemental Information – March 31, 2008 Quarterly Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Labwire, Inc.

Date: August 14, 2008	By:	/s/ Dexter Morris
Dexter Morris
President and Chief Executive Officer

Exhibit 99.1

August 14, 2008 - Labwire Announces Financial Results for

First Quarter of 2008

Houston, TX- August 14, 2008 Labwire, Inc. (Pink Sheets: LBWR), a leading provider of employee screening solutions and canine security and surveillance services, announced that Moore and Associates has completed its review of the financial records and results for the quarter ending March 31, 2008 and is pleased to report the following results:

1)
Total Revenue of $ 879,997 vs. $ 1,167,976 in 2007. Management had previously projected this decline due to the acquisition of its largest client by a non-client London based company. Labwire has negotiated the return of this business (see Labwire release May 15, 2008 “Labwire Signs Alliance”) and has already begun the transition of this business back to Labwire (see Labwire release June 30, 2008 “Labwire Completes First Conversion”) and expects the returning business to actually grow significantly as it returns.

2)
Gross Profit improved to $ 417,289 vs. $ 373,688 in 2007. This represents a $ 43,601 increase or a 11.67% improvement. Most importantly, gross margin improved to 47% from 32% in 2007. This encouraging trend is indicative of the addition of the OTI business and management’s focus on adding high margin business to its contracts and capturing revenue for its technology services.

3)
Operating Expense:  Most operating expenses were flat or down except Payroll Expense which increased to $ 239,393 vs. $ 127,072 in 2007. The increase was attributable to the addition of OTI, one-time severance packages, and cost of living adjustments.

“The 1st quarter net income of $ 7,297 represents another in a string of profitable quarters for Labwire” stated Marlin Williford, CFO. “We improved margins and absorbed some further overhead restructuring of OTI. This gives us a good foundation to build on as we anticipate revenue growth to resume in the second half of the year”

Dexter Morris, Labwire Chairman and CEO, provides the following insight into business activity for this year: “We are pleased with our revenue numbers; we experienced a $550,000+ revenue short fall for the quarter with this business transaction, but were able to increase our base business by more than $250,000, allowing Labwire to have significant revenue and a profitable quarter. To accomplish this and raise our gross margins at the same time is rewarding for management and we are looking forward to more growth and profitability in the second quarter”.

About Labwire
Labwire Inc., Headquartered in Houston, TX, provides secure and compliant employee drug screening and background checking services to Fortune 500 corporations via the Labwire™ Platform. Labwire™ is a proprietary, web-based application that streamlines the complex regulatory and record management activities associated with employee screening, delivering accurate timely results while eliminating service calls and paper trails. This comprehensive solution to managing employee screening services is the most efficient and cost-effective platform in the industry.

Safe Harbor Provisions:
Certain oral statements made by management from time to time and certain statements contained in press releases and periodic reports issued by Labwire, Inc., (the "Company"), as well as those contained herein, that are not historical facts are "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934 and, because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements, including those in Management's Discussion and Analysis, are statements regarding the intent, belief or current expectations, estimates or projections of the Company, its Directors or its Officers about the Company and the industry in which it operates, and are based on assumptions made by management. Forward looking statements include without limitation statements regarding: (a) the Company's strategies regarding growth and business expansion, including future acquisitions; (b) the Company's financing plans; (c) trends affecting the Company's financial condition or results of operations; (d) the Company's ability to continue to control costs and to meet its liquidity and other financing needs; (e) the declaration and payment of dividends; and (f) the Company's ability to respond to changes in customer demand and regulations. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that the anticipated results will occur. When issued in this report, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," and similar expressions are generally intended to identify forward-looking statements.

Important factors that could cause the actual results to differ materially from those in the forward-looking statements include, among other items, (i) changes in the regulatory and general economic environment; (ii) conditions in the capital markets, including the interest rate environment and the availability of capital; (iii) changes in the competitive marketplace that could affect the Company's revenue and/or cost and expenses, such as increased competition, lack of qualified marketing, management or other personnel, and increased labor and inventory costs; (iv) changes in technology or customer requirements, which could render the Company's technologies noncompetitive or obsolete; (v) new product introductions, product sales mix and the geographic mix of sales.

The Company disclaims any intention or obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise. Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements which are not historical facts contained in this advertisement are forward-looking statements that involve certain risks and uncertainties including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, governmental approval processes, the impact of competitive products or pricing, technological changes, and the effect of economic conditions.

Investor and Public Relations Contact:

Marlin R. Williford Jr.

email: marlinwilliford@aol.com

Phone: (832) 277- 4818

Exhibit 99.2

MOORE & ASSOCIATES, CHARTERED

ACCOUNTANTS AND ADVISORS
PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Labwire, Inc.

We have reviewed the accompanying condensed consolidated balance sheet of Labwire, Inc. as of March 31, 2008, and the related condensed consolidated statements of operations, stockholders’ equity (deficit), and cash flows for the three-month period ended March 31, 2008 and 2007. These interim financial statements are the responsibility of the Corporation’s management.

We conduct our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists of principally applying analytical procedures and making inquiries of persons responsible for the financials and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to such condensed consolidated financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the balance sheets of Labwire, Inc. as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholders’ equity and cash flows for the year then ended (not presented herein); In our opinion, the information set forth in the accompanying balance sheets as of December 31, 2007 and 2006 is fairly stated, in all material respects, in relations to the balance sheets from which it has been derived.

/s/ Moore & Associates, Chartered
Moore & Associates, Chartered
Las Vegas, Nevada
August 13, 2008

2675 S. JONES BLVD. SUITE 109, LAS VEGAS, NEVADA 89146 (702) 253-7499 Fax: (702)253-7501

LABWIRE, INC.
Consolidated Balance Sheets

ASSETS	3/31/2008 (Unaudited)	12/31/2007
CURRENT ASSETS:
Cash and cash equivalents - interest bearing	$158,990	$206,520
Accounts receivable, net of allowance for doubtful accounts of $5,600 as of March 31, 2008 and December 31, 2007, respectively	552,702	1,102,030
Advances to employees	12,500	-
Prepaid expenses	212,437	20,696
Total Current Assets	936,629	1,329,246

PROPERTY AND EQUIPMENT:
Laboratory equipment	53,781	53,781
Vehicles	7,000	7,000
Office furniture and equipment	36,925	35,251
Proprietary software	153,855	118,550
	251,561	214,582
Less: accumulated depreciation	(65,847)	(54,207)
Total Property and Equipment	185,714	160,375

OTHER ASSETS:
Goodwill	455,210	455,210

TOTAL ASSETS	$1,577,553	$1,944,831

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$497,832	$866,796
Income taxes payable	-	24,303
Line of credit	100,000	241,932
Current portion of long-term debt	160,000	160,000
Unearned income	194,994	-
Notes payable to related parties	156,985	156,985
Accrued interest payable	17,088	7,045
Accrued interest payable – related parties	22,922	21,690
Total Current Liabilities	1,149,821	1,478,751

LONG-TERM LIABILITIES:
Long term-debt, less current portion above	274,355	320,000
Total Long-term Liabilities	274,355	320,000

TOTAL LIABILITIES	1,424,176	1,798,751

STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock; $0.001par value; 150,000,000 shares authorized; 140,399,001 shares issued and outstanding at
December 31, 2007 and 2006, respectively	140,399	140,399
Additional paid-in capital	471,384	471,384
Accumulated deficit	(458,406)	(465,703)

Total Stockholders' Equity (Deficit)	153,377	146,080

TOTAL LIABILITIES AND STOCKHOLDERS’ (DEFICIT)	$1,577,553	$1,944,831

The accompanying notes are an integral part of these financial statements.
F1

 LABWIRE, INC.
Consolidated Statements of Operations

	For the Three Months Ended March 31,
	2008	2007
REVENUES	$ 879,997	$ 1,167,976
COST OF SALES	462,708	794,288
GROSS PROFIT	417,289	373,688

OPERATING EXPENSES:
General and administrative expenses	163,827	169,297
Bad debt expense	520	-
Advertising and marketing expense	4,244	909
Payroll expenses	239,393	127,072

Total Operating Expenses	407,984	297,278

OPERATING INCOME (LOSS)	9,305	76,410

OTHER INCOME (EXPENSES)
Interest expense	(18,385)	(6,069)
Interest income	78	-
Total Other Income (Expenses)	(18,307)	(6,069)

NET INCOME (LOSS) BEFORE TAXES	(9,002)	70,341

INCOME TAX EXPENSE (BENEFIT)	(16,299)	-

NET INCOME (LOSS)	$ 7,297	$ 70,341

BASIC EARNINGS (LOSS) PER SHARE	$0.00	$ 0.00

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	140,399,001	138,315,665

The accompanying notes are an integral part of these financial statements.

F2

LABWIRE, INC.
Consolidated Statement of Stockholders’ Equity (Deficit)

DESCRIPTION	Common Shares	Stock Amount	Additional Paid-In Capital	Accumulated Deficit	Total Stockholders’ Equity (Deficit)

Balance, December 31, 2005	136,232,330	$ 136,232	$ 168,346	$ (310,401)	$ (5,823)

Common shares issued for cash	4,166,671	4,167	303,038	-	307,205

Net loss for the year ended December 31, 2006	-	-	-	(500,981)	(500,981)

Balance, December 31, 2006	140,399,001	140,399	471,384	(811,382)	(199,599)

Net income for the year ended December 31, 2007	-	-	-	345,679	345,679

Balance, December 31, 2007	140,399,001	140,399	471,384	465,703	146,080

Net income for the three months ended March 31, 2008	-	-	-	7,297	7,297

Balance, March 31, 2008	140,399,001	$ 140,399	$ 471,384	$ (458,406)	$ 153,377

The accompanying notes are an integral part of these financial statements.

F3

 LABWIRE, INC.
Consolidated Statements of Cash Flows

	For the Three Months Ended March 31,
	2008	2007
OPERATING ACTIVITIES
Net income (loss)	$7,297	$70,341
Adjustments to reconcile net income (loss) to net cash provided (used) by operating activities:
Depreciation	11,640	4,561
Changes in operating assets and liabilities
(Increase) decrease in accounts receivable	536,828	(310,375)
(Increase) decrease in prepaid expenses	(191,741)	6,148
Increase (decrease) in accounts payable and accrued expenses	(368,964)	115,178
Increase (decrease) in unearned income	194,994	-
Increase (decrease) in accrued interest payable	11,275	-
Income taxes payable	(24,303)	(11,544)
Net Cash Provided by (Used) in Operating Activities	177,026	(125,691)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(1,479)	-
Development of Software	(35,500)	-
Net Cash Used in Investing Activities	(36,979)	-

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of notes payable	(45,645)	(2,432)
Increase in bank line of credit	(141,932)	-
Repayment of notes payable	-	-
Sale of common stock for cash	-	(2,432)
Net Cash Provided by Financing Activities	(187,577)	(2,432)

NET INCREASE (DECREASE) IN CASH	(47,530)	(128,123)

CASH AT BEGINNING OF YEAR	206,520	108,346

CASH AT END OF PERIOD	$158,990	$(19,777)

CASH PAID FOR:
Interest	$31,305	$6,069
Income Taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

F4

Labwire, Inc.
Notes to Consolidated Financial Statements
References to March 31, 2008 are Unaudited

1. Summary of Significant Accounting Policies

Nature of Operations - The Company was incorporated in Nevada on October 8, 2004 as Labwire, Inc. (referred to herein as "the Company"). The Company was established as a an employee screening company specializing in drug testing and background investigations with a client base of large US and European corporations which provides compliance services for Department Of Transportation (49cfr part 40) and Security and Exchange Commission  (Fair Credit Reporting Act) governed programs.

Basis of Consolidation – The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary.  All intercompany balances and transactions have been eliminated in consolidation.

Basis of presentation - The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States. Significant accounting principles followed by the Company and the methods of applying those principles, which materially affect the determination of financial position and cash flows are summarized below.

Cash and Cash Equivalents - For purposes of the statement of cash flows, the Company considers all highly liquid instruments with original maturities of ninety days or less, to be cash equivalents.

Allowance for Uncollectible Receivables -  The allowance for all probable uncollectible receivables is based on a combination of historical data, cash payment trends, specific customer issues, write-off trends, general economic conditions and other factors. These factors are continuously monitored by management to arrive at an estimate for the amount of accounts receivable that may ultimately be uncollectible. In circumstances where the Company is aware of a specific customer’s inability to meet its financial obligations, the Company records a specific allowance for bad debts against amounts due to reduce the net recognized receivable to the amount it reasonably believes will be collected. This analysis requires making significant estimates, and changes in facts and circumstances could result in material changes in the allowance for uncollectible receivables.  The Company’s allowance for uncollectible receivables was $5,600 at March 31, 2008 and December 31, 2007, respectively.

Fair Value of Financial Instruments – The Company’s financial instruments includes accounts receivable, accounts payable, notes payable and long-term debt. The fair market value of accounts receivable and accounts payable approximate their carrying values because their maturities are generally less than one year. Long-term notes receivable and debt obligations are estimated to approximate their carrying values based upon their stated interest rates.

Impairment of Long-Lived Assets – The Company reviews long-lived assets, such as property and equipment, and purchased intangibles subject to amortization, for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable, in accordance with Statement of financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment for Disposal of Long-Lived Assets. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount of the asset exceeds the fair value of the asset.
At December 31, 2007, the Company determined that the fair value of the reporting entity unit exceeds its carrying amount and hence the goodwill is not impaired.

Property and equipment – Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is provided primarily by the straight-line method over the estimated useful lives of the related assets generally of five to seven years.

F5

Labwire, Inc.
Notes to the Consolidated Financial Statements
References to March 31, 2008 are Unaudited

1. Summary of Significant Accounting Policies - Continued

Income Taxes -The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed annually for differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce the deferred tax assets to the amount expected to be realized. Income tax expense is payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition – The Company’s revenues are derived principally from the sale of medical testing services to companies and individuals.  Revenue is recognized after the test services have been provided and there are no longer any material commitments to the customer.

Software Development Costs

The Company follows the guidance set forth in Statement of Position 98-1, Accounting for the Cost of Computer Software Developed or Obtained for Internal Use (SOP 98-1), in accounting for costs incurred in the development of its on-demand application suite. SOP 98-1 requires companies to capitalize qualifying computer software costs that are incurred during the application development stage and amortize them over the software’s estimated useful life.

The Company capitalizes costs associated with developing software for internal use, which costs primarily include salaries of developers.  Direct costs incurred in the development of software are capitalized once the preliminary project stage is completed, management has committed to funding the project and completion and use of the software for its intended purpose are probable.  The Company ceases capitalization of development costs once the software has been substantially completed at the date of conversion and is ready for its intended use. The estimation of useful lives requires a significant amount of judgment related to matters, specifically, future changes in technology. The Company believes there have not been any events or circumstances that warrant revised estimates of useful lives.

Purchase Accounting

The Company completed acquisitions in 2004 and in the fourth quarter of 2007. The purchase method of accounting requires companies to assign values to assets and liabilities acquired based upon their fair values. In most instances, there is not a readily defined or listed market price for individual assets and liabilities acquired in connection with a business, including intangible assets. The determination of fair value for assets and liabilities in many instances requires a high degree of estimation. The valuation of intangibles assets, in particular, is very subjective.  The Company generally uses internal cash flow models and, in certain instances, third party valuations in estimating fair values. The use of different valuation techniques and assumptions can change the amounts and useful lives assigned to the assets and liabilities acquired, including goodwill and other intangible assets and related amortization expense.

Advertising Costs

Advertising costs are reported in selling, general and administrative expenses and include advertising, marketing and promotional programs. As of December 31, 2007 and 2006, all of these costs were charged to expenses in the period or year in which incurred. Advertising costs for the years ended December 31, 2007 and 2006 were $10,240 and $9,780, respectively.

F6

Labwire, Inc.
Notes to the Consolidated Financial Statements
References to March 31, 2008 are Unaudited

1. Summary of Significant Accounting Policies - Continued

Stock Options - The Company accounts for stock options issued to employees in accordance with APB No.25.
The Company has elected to adopt the disclosure requirements of SFAS No.123 "Accounting for Stock-based Compensation". This statement requires that the Company provide proforma information regarding net income (loss) and income (loss) per share as if compensation cost for the Company's stock options granted had been determined in accordance with the fair value based method prescribed in SFAS No. 123. Additionally, SFAS No. 123 generally requires that the Company record options issued to non-employees, based on the fair value of the options.

Stock Based Compensation -ASRC accounts for stock-based employee compensation arrangements using the fair value method in accordance with the provisions of Statement of Financial Accounting Standards no.123(R) or SFAS No. 123(R), Share-Based Payments, and Staff Accounting Bulletin No. 107, or SAB 107, Share-Based Payments. The company accounts for the stock options issued to non-employees in accordance with the provisions of Statement of Financial Accounting Standards No. 123, or SFAS No. 123, Accounting for Stock-Based Compensation, and Emerging Issues Task Force No. 96-18, Accounting for Equity Instruments with Variable Terms That Are Issued for Consideration other Than Employee Services Under FASB Statement No. 123. The fair value of stock options and warrants granted to employees and non-employees is determined using the Black-Scholes option pricing model. The Company has adopted SFAS 123(R) and applied it in the period presented.  The Company had not issued any options to employees in the prior periods thus; there was no impact of adopting the new standard.

Net earnings (loss) per share - Basic and diluted net loss per share information is presented under the requirements of SFAS No. 128, Earnings per Share. Basic net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding for the period, less shares subject to repurchase. Diluted net loss per share reflects the potential dilution of securities by adding other common stock equivalents, including stock options, shares subject to repurchase, warrants and convertible notes in the weighted-average number of common shares outstanding for a period, if dilutive. During the three months ended March 31, 2008 and 2007 there were no dilutive securities.  The computation of earnings (loss) per share is as follows:

	Three Months Ended March 31, 2008	Three Months Ended March 31, 2007
Net Income (Loss)	$ 7,297	$ 70,341
Weighted average shares outstanding	140,399,001	138,315,665
Basic Earnings (Loss) per share	$ 0.00	$ (0.00)

Recent Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. Where applicable, SFAS No. 157 simplifies and codifies related guidance within GAAP and does not require any new fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier adoption is encouraged. The Company does not expect the adoption of SFAS No. 157 to have a significant effect on its financial position or results of operation.

F7

Labwire, Inc.
Notes to the Consolidated Financial Statements
References to March 31, 2008 are Unaudited

Recent Accounting Pronouncements (Continued)

In February 2007, the FASB issued SFAS NO. 159, The Fair Value Option for Financial Assets and Financial Liabilities-Including an amendment of FASB Statement No. 115. This statement permits entities to choose to measure many financial instruments and certain items at fair value. The objective is to improve the financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This statement is expected to expand the use of fair value measurement objectives for accounting for financial instruments. This statement is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007.

In December 2007, the FASB issued SFAS 160, Non-controlling Interest in Consolidated Financial Statements-an amendment of ARB No. 51. This statement amends ARB 51 to establish accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. It also changes the way the consolidated income statement is presented for non-controlling interest. This statement improves comparability by eliminating diversity of methods. This statement also requires expanded disclosure. The Company does not expect the adoption of SFAS No. 160 to have a significant effect on its financial position or results of operation.

In March 2008, the FASB issued SFAS 161, Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133. This statement is intended to enhance the disclosure requirements for derivative instruments and hedging activities as required by SFAS 133. The Company is currently evaluating the impact, if any, the adoption of SFAS 161 will have on its disclosure requirements.

In May 2008, the FASB issued SFAS 162, The Hierarchy of Generally Accepted Accounting Principles. This Statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy). The Company is currently evaluating the impact, if any, the adoption of SFAS 161 will have on its disclosure requirements.

2. Goodwill

The Company acquired 100% of Occupational Testing, Inc. (OTI) on October 31, 2007 for $120,000
Cash and a $480,000 note bearing interest at 1% over New York floating prime. The note is payable in quarterly installments of $40,000 plus accrued interest beginning January 31, 2008. The purchase of OTI resulted in $455,210 in goodwill as an asset on the Company’s financial statements.

3. Line of credit

On February 13, 2007, the Company established a $300,000 revolving line of credit with Frost Bank that matured on February 13, 2008, was subsequently renewed by the bank to mature in 2010. The interest rate on the outstanding balance of the revolving line of credit is a floating prime plus 1% and is due on the 24th of each month. The principal balance owing by the Company at March 31, 2008 and December 31, 2007 was $100,000 and $241,933, respectively and accrued interest payable was $-0-.  The Company had $200,000 available on the revolving line of credit at March 31, 2008. This line of credit is secured by a UCC Financing statement signed by the Company in favor of the lender and by the personal guarantee of the Company’s Chief Executive Officer.

F8

Labwire, Inc.
Notes to the Consolidated Financial Statements
References to March 31, 2008 are Unaudited

4.  Long-term notes payable

As of March 31, 2008 and December 31, 2007, the Company had outstanding notes payable as follows:

	March 31, 2008	December 31, 2007
A . Murphy, due in quarterly installments of $40,000 beginning
January 31, 2008and bears interest at 1% over New York floating prime	$434,355	$ 480,000

Less: current portion	160,000	160,000
Long term portion	$274,355	$320,000

Related Party Notes Payable:
Shareholders, due on demand, bearing interest at1.71% per annum	$100,985	$100,985

Workplace Health, due on demand, bearing interest at 4.5% per annum	56,000	56,000
Total Related Party Notes Payable	156,985	156,985
Less: current portion	156,985	156,985
Long term portion	$ -	$ -

The A. Murphy note payable is secured by all of the outstanding stock and all of the assets of Occupational Testing, Inc.  The related party notes payable are unsecured.

Maturities of notes payable and long-term debt for each of the years succeeding December 31, 2007 are as follows:

Year ending December 31,
2008                                                      $  316,985
2009                                                          160,000
2010                                                          160,000
                                   $   636,985

5. Stockholders’ Equity

The Company is authorized to issue 150,000,000 shares of common stock with a par value of $.001 per share.  The Company had 140,399,000 shares issued and outstanding at September 30, 2007, December 31, 2006 and 2005, respectively.

In the year ended December 31, 2006, the Company sold 4,177,670 shares in private placements to accredited investors for $307,205 in cash.

F9

Labwire, Inc.
Notes to the Consolidated Financial Statements
References to March 31, 2008 are Unaudited

6. Income Taxes

The Company provides for income taxes under Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse. The Company’s predecessor operated as entity exempt from Federal and State income taxes.

SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The provision for income taxes differs from the amounts which would be provided by applying the statutory federal income tax rate of 39% to the net loss before provision for income taxes for the following reasons:

	Three Months Ended March 31, 2008	Year Ended December 31, 2007
Income tax expense at statutory rate	$ (3,120)	$ (134,806)
Valuation allowance	3,120	134,806
Income tax expense per books	$ -	$ -

Net deferred tax assets consist of the following components as of:

	Three Months Ended March 31, 2008	Year Ended December 31, 2007
NOL carryover	$ 3,120	$ 181,740
Valuation allowance	(3,120)	(181,740)
Net deferred tax asset	$ -	$ -

At December 31, 2007, the Company had total net operating losses carried forward of approximately $466,000 that may be offset against future taxable income through 2027.   Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards are subject to annual limitations.   Should a change in ownership occur net operating loss carry forwards may be limited as to use in future years.  No tax benefit has been reported in the December 31, 2007 financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 regarding “Accounting for Uncertainty in Income Taxes,” an interpretation of FASB No. 109 (“FIN 48”), which defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authorities. The Company has reviewed its tax positions for open tax years 2005 and later and the adoption of FIN 48 on January 1, 2007 did not result in establishing a contingent tax liability reserve nor a corresponding charge to retained earnings. Also, no such uncertainties were identified during 2007. The Company has substantial tax benefits derived from its operating loss carryforwards but has provided 100% valuation allowances against them due to uncertainties associated with the realization of those tax benefits.

The recognition and measurement of certain tax benefits includes estimates and judgment by management and inherently includes subjectivity. Changes in estimates may create volativity in the Company’s effective tax rate in future periods from obtaining new information about particular tax positions that may cause management to change its estimates. If the Company would establish a contingent tax liability reserve, interest and penalties related to uncertain tax positions would be classified in general and administrative expenses.

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Labwire, Inc.
Notes to the Consolidated Financial Statements
References to March 31, 2008 are Unaudited

7.   Related Party Transactions

As of  March 31, 2008 and December 31,  2007,  these  loans and  advances,  which bear interest at 1.71% and are unsecured,  aggregated $156,985,  plus accrued and unpaid interest of $22,922 and $21,690, respectively and are  reflected  in "Loans and  advances  from  related party" and "Accrued interest,  related party" on the accompanying balance sheet.

8.  Subsequent Events

On May 27, 2008, the Board of Directors and shareholders owning approximately 85% of the Company’s issued and outstanding common shares voted to increase its authorized shares of common stock from 150,000,000 to 200,000,000 at par value of $0.001 per share.

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